                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) June 30, 1998


                              CLYDE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



               Utah                                333-41837                             87-0260879
-----------------------------------     ---------------------------------     ---------------------------------
 (State or other jurisdiction of                  (Commission                         (I.R.S. Employer
  incorporation or organization)                   File No.)                        Identification No.)



                1423 Devonshire Drive Salt Lake City, Utah 84108
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (801) 582-2783
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


                               Page 1 of 12 pages

Item 2.  Acquisition or Disposition of Assets

               On June 19, 1998, the shareholders of Clyde Companies, Inc., a Utah corporation ("CCI"), W.W. Clyde & Co., a Utah corporation ("Clyde"), Geneva Rock Products, Inc., a Utah corporation ("Geneva Rock"), Utah Service, Inc., a Utah corporation ("Utah Service"), and Beehive Insurance Agency, Inc., a Utah corporation ("Beehive Insurance") approved the Amended and Restated Agreement and Plan of Merger ("Merger Agreement") dated as of November 13, 1997 providing for the merger (the "Merger") of Clyde, Geneva Rock, Utah Service and Beehive Insurance with wholly owned subsidiaries of CCI. The Merger became effective as of June 30, 1998 and, at that time, Clyde, Geneva Rock, Utah Service and Beehive Insurance became wholly owned subsidiaries of CCI. Upon the effective date of the Merger, each issued and outstanding share of Clyde Common Stock, Geneva Rock Common Stock, Utah Service Common Stock and Beehive Insurance Common Stock was converted into, respectively, 33.93, 239.27, 43.43 and 4.33 shares of CCI Common Stock. For a description of the Merger Agreement and the transactions contemplated thereby, see CCI's Proxy Statement/Prospectus dated May 13, 1998, which is incorporated herein by reference.

               In connection with the closing of the Merger, H. Michael Clyde and Tawna Clyde Smith were elected as directors of CCI. Also, the following persons were elected as officers of CCI:

               Richard C. Clyde     President and Chief Executive
                                    Officer

               Wilford W. Clyde     Vice President and Chief Operating
                                    Officer

               Carol C. Salisbury   Secretary

               Don McGee            Assistant Secretary and Treasurer


Item 7.  Financial Statements and Exhibits

               (a) (b) Financial statements of businesses acquired and pro-forma financial statements.

               The financial statements and pro-forma financial information required by Item 7 of Form 8-K will be filed by amendment pursuant to paragraph
(a)(4) of Item 7.

               (c) Exhibits

                        1. Articles of Merger of W.W. Clyde Reorganization Corporation into W.W. Clyde & Co., effective as of June 30, 1998

                        2. Articles of Merger of Geneva Rock Reorganization Corporation into Geneva Rock Products, Inc., effective as of June 30, 1998

                        3. Articles of Merger of Utah Service Reorganization Corporation into Utah Service Inc., effective as of June 30, 1998

                        4. Articles of Merger of Beehive Insurance
                        Reorganization Corporation into Beehive Insurance Agency, Inc., effective as of June 30, 1998

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REGISTRANT:

                                   CLYDE COMPANIES, INC.



                                   By     /s/ Richard C. Clyde
                                      -------------------------------
                                      Richard C. Clyde, President



Date:  July 13, 1998

                               ARTICLES OF MERGER
                                       OF
                      W.W. CLYDE REORGANIZATION CORPORATION
                                      INTO
                                W.W. CLYDE & CO.

                      EFFECTIVE JUNE 30, 1998 AT 9:00 A.M.

               In accordance with Section 16-10a-1105 of the Utah Revised Business Corporation Act (the "URBCA"), W.W. Clyde & Co., a Utah corporation ("Clyde"), hereby declares and certifies as follows:

                                   ARTICLE ONE

                                 Plan of Merger

               The Agreement and Plan of Merger, dated as of November 13, 1997 and amended and restated as of April 17, 1998 (as amended and restated, the "Plan of Merger"), among Clyde, W.W. Clyde Reorganization Corporation, a Utah corporation ("CRC"), and the other parties signatory thereto, is attached hereto as Exhibit A and is incorporated herein by this reference.

                                   ARTICLE TWO

                              Shareholder Approval

               The shareholders of each of Clyde and CRC were required to approve the Plan of Merger. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately, and the total number of votes cast for and against the Plan of Merger by each voting group entitled to vote separately were as follows:


    Corporation and          Outstanding         Votes entitled            For           Against
      Designation               Shares             to be cast
    ---------------          -----------         --------------           ------         -------
         Clyde                  94,544               94,544               91,947          2,330
      Common Stock

          CRC                    1,000                1,000                1,000              0
      Common Stock

The number of votes cast for the Plan of Merger was sufficient for approval.

                                  ARTICLE THREE

                                 Effective Date

               Pursuant to Section 16-10a-1105(2) of the URBCA, these Articles of Merger shall be effective on June 30, 1998 at 9:00 a.m.

               IN WITNESS WHEREOF, Clyde hereby certifies to the truth of the facts stated herein and executes and delivers these Articles of Merger this 19th day of June, 1998.

                                    W.W. Clyde & Co.,
                                    a Utah corporation



                                    By: /s/ Richard C. Clyde
                                        -------------------------------
                                    Its: President
                                        -------------------------------

ATTEST:



By: /s/ Keith M. Nielson
    -------------------------------
Its: Secretary
     ------------------------------


                                 MAILING ADDRESS

               If, upon completion of filing of the above Articles of Merger, the Division elects to send a copy of the Articles of Merger to Clyde by mail, the address to which the copy should be mailed is:

                                W.W. Clyde & Co.
                             1375 North Main Street
                             Springville, Utah 84663

                               ARTICLES OF MERGER
                                       OF
                     GENEVA ROCK REORGANIZATION CORPORATION
                                      INTO
                           GENEVA ROCK PRODUCTS, INC.

                      EFFECTIVE JUNE 30, 1998 AT 12:00 NOON

               In accordance with Section 16-10a-1105 of the Utah Revised Business Corporation Act (the "URBCA"), Geneva Rock Products, Inc., a Utah corporation ("Geneva Rock"), hereby declares and certifies as follows:

                                   ARTICLE ONE

                                 Plan of Merger

               The Agreement and Plan of Merger, dated as of November 13, 1997 and amended and restated as of April 17, 1998 (as amended and restated, the "Plan of Merger"), among Geneva Rock, Geneva Rock Reorganization Corporation, a Utah corporation ("GRRC"), and the other parties signatory thereto, is attached hereto as Exhibit A and is incorporated herein by this reference.

                                   ARTICLE TWO

                              Shareholder Approval

               The shareholders of each of Geneva Rock and GRRC were required to approve the Plan of Merger. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately, and the total number of votes cast for and against the Plan of Merger by each voting group entitled to vote separately were as follows:

    Corporation and          Outstanding         Votes entitled            For           Against
      Designation               Shares             to be cast
    ---------------          -----------         --------------           ------         -------
      Geneva Rock               21,802               21,802               20,622           471
      Common Stock


          GRRC                   1,000                1,000                1,000             0
      Common Stock

The number of votes cast for the Plan of Merger was sufficient for approval.

                                  ARTICLE THREE

                                 Effective Date

               Pursuant to Section 16-10a-1105(2) of the URBCA, these Articles of Merger shall be effective on June 30, 1998 at 12:00 noon.

               IN WITNESS WHEREOF, Geneva Rock hereby certifies to the truth of the facts stated herein and executes and delivers these Articles of Merger this 19th day of June, 1998.

                                    Geneva Rock Products, Inc.,
                                    a Utah corporation



                                    By: /s/ Wilford W. Clyde
                                        -------------------------------
                                    Its: President
                                         -------------------------------

ATTEST:



By: /s/ W.R. Clyde
    -------------------------------
Its: Secretary
     ------------------------------


                                 MAILING ADDRESS

               If, upon completion of filing of the above Articles of Merger, the Division elects to send a copy of the Articles of Merger to Geneva Rock by mail, the address to which the copy should be mailed is:

                           Geneva Rock Products, Inc.
                               1565 West 400 North
                                Orem, Utah 84057

                               ARTICLES OF MERGER
                                       OF
                     UTAH SERVICE REORGANIZATION CORPORATION
                                      INTO
                                UTAH SERVICE INC.

                      EFFECTIVE JUNE 30, 1998 AT 10:00 A.M.

               In accordance with Section 16-10a-1105 of the Utah Revised Business Corporation Act (the "URBCA"), Utah Service Inc., a Utah corporation ("Utah Service"), hereby declares and certifies as follows:

                                   ARTICLE ONE

                                 Plan of Merger

               The Agreement and Plan of Merger, dated as of November 13, 1997 and amended and restated as of April 17, 1998 (as amended and restated, the "Plan of Merger"), among Utah Service, Utah Service Reorganization Corporation, a Utah corporation ("USRC"), and the other parties signatory thereto, is attached hereto as Exhibit A and is incorporated herein by this reference.

                                   ARTICLE TWO

                              Shareholder Approval

               The shareholders of each of Utah Service and USRC were required to approve the Plan of Merger. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately, and the total number of votes cast for and against the Plan of Merger by each voting group entitled to vote separately were as follows:

    Corporation and          Outstanding         Votes entitled            For           Against
      Designation               Shares             to be cast
    ---------------          -----------         --------------           ------         -------
      Utah Service              5,413                 5,413               5,025            275
      Common Stock

          USRC                  1,000                 1,000               1,000             0
      Common Stock

The number of votes cast for the Plan of Merger was sufficient for approval.

                                  ARTICLE THREE

                                 Effective Date

               Pursuant to Section 16-10a-1105(2) of the URBCA, these Articles of Merger shall be effective on June 30, 1998 at 10:00 a.m.

               IN WITNESS WHEREOF, Utah Service hereby certifies to the truth of the facts stated herein and executes and delivers these Articles of Merger this 19th day of June, 1998.

                                    Utah Service Inc.,
                                    a Utah corporation



                                    By: /s/ David O. Cook
                                        -------------------------------
                                    Its: President
                                         ------------------------------

ATTEST:



By: Lawrence Kosmuch
    -------------------------------
Its: Secretary
    -------------------------------


                                 MAILING ADDRESS

               If, upon completion of filing of the above Articles of Merger, the Division elects to send a copy of the Articles of Merger to Utah Service by mail, the address to which the copy should be mailed is:

                                Utah Service Inc.
                                35 East 400 South
                             Springville, Utah 84663

                               ARTICLES OF MERGER
                                       OF
                  BEEHIVE INSURANCE REORGANIZATION CORPORATION
                                      INTO
                         BEEHIVE INSURANCE AGENCY, INC.

                      EFFECTIVE JUNE 30, 1998 AT 11:00 A.M.

               In accordance with Section 16-10a-1105 of the Utah Revised Business Corporation Act (the "URBCA"), Beehive Insurance Agency, Inc., a Utah corporation ("Beehive Insurance"), hereby declares and certifies as follows:

                                   ARTICLE ONE

                                 Plan of Merger

               The Agreement and Plan of Merger, dated as of November 13, 1997 and amended and restated as of April 17, 1998 (as amended and restated, the "Plan of Merger"), among Beehive Insurance, Beehive Insurance Reorganization Corporation, a Utah corporation ("BIRC"), and the other parties signatory thereto, is attached hereto as Exhibit A and is incorporated herein by this reference.

                                   ARTICLE TWO

                              Shareholder Approval

               The shareholders of each of Beehive Insurance and BIRC were required to approve the Plan of Merger. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately, and the total number of votes cast for and against the Plan of Merger by each voting group entitled to vote separately were as follows:

    Corporation and          Outstanding         Votes entitled            For           Against
      Designation               Shares             to be cast
    ---------------          -----------         --------------           ------         -------
   Beehive Insurance            21,467               21,467               16,500          4,275
      Common Stock

          BIRC                   1,000                1,000                1,000              0
      Common Stock

The number of votes cast for the Plan of Merger was sufficient for approval.

                                  ARTICLE THREE

                                 Effective Date

               Pursuant to Section 16-10a-1105(2) of the URBCA, these Articles of Merger shall be effective on June 30, 1998 at 11:00 a.m.

               IN WITNESS WHEREOF, Beehive Insurance hereby certifies to the truth of the facts stated herein and executes and delivers these Articles of Merger this 19th day of June, 1998.

                                    Beehive Insurance Agency, Inc.,
                                    a Utah corporation



                                    By: /s/ W. Douglas Snow
                                        -------------------------------
                                    Its: President
                                         ------------------------------


ATTEST:



By: /s/ Carol C. Salisbury
    -------------------------------

Its: Secretary
     ------------------------------


                                 MAILING ADDRESS

               If, upon completion of filing of the above Articles of Merger, the Division elects to send a copy of the Articles of Merger to Beehive Insurance by mail, the address to which the copy should be mailed is:

                         Beehive Insurance Agency, Inc.
                               302 West 5400 South
                               Murray, Utah 84107